Business	3 Months Ended
Mar. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Business
Business

Cerecor Inc. (the “Company” or “Cerecor”) is a clinical‑stage biopharmaceutical company developing innovative drug candidates to make a difference in the lives of patients with neurological and psychiatric disorders. The Company’s operations since inception have been limited to organizing and staffing the Company, acquiring rights to and developing certain product candidates, business planning and raising capital.

Liquidity

The Company's financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Accordingly, the financial statements do not include any adjustments that might be necessary should the Company be unable to continue to fund its operations. The Company has not generated any product revenues and has not yet achieved profitable operations. There is no assurance that profitable operations will ever be achieved, and if achieved, could be sustained on a continuing basis.

The Company has incurred recurring operating losses since inception. For the three months ended March 31, 2017, the Company incurred a net loss of $2.0 million and generated negative cash flows from operations of $2.2 million. As of March 31, 2017, the Company had an accumulated deficit of $72.0 million and a balance of $3.0 million in cash and cash equivalents. The Company anticipates operating losses to continue for the foreseeable future due to, among other things, costs related to the clinical development of its product candidates, its preclinical programs, business development and its organizational infrastructure. The Company will require substantial additional financing to fund its operations and to continue to execute its strategy. The Company plans to meet its capital requirements primarily through a combination of equity and debt financings, collaborations, strategic alliances, federal and private grants, marketing, distribution or licensing arrangements and in the longer term, revenue from product sales to the extent its product candidates receive marketing approval and are commercialized. There can be no assurance, however, that the Company will be successful in obtaining financing at the level needed to sustain operations and develop its product candidates or on terms acceptable to the Company, or that the Company will obtain approvals necessary to market its products or achieve profitability or sustainable positive cash flow.

In April 2017 the Company received $5.0 million in gross proceeds pursuant to a securities purchase agreement with Armistice Capital Master Fund Ltd (“Armistice”) as described in Note 11. The Company has the potential to raise additional cash through an equity distribution agreement with Maxim Group LLC ("Maxim Group") as described in Note 8. The Company currently anticipates that its existing cash and cash equivalents will be sufficient to meet its anticipated cash requirements through the end of February 2018. These factors raise significant doubt about the Company’s ability to continue as a going concern.